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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               AHL Services, Inc.
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            (Exact name of registrant as specified in its charter)



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
                        Georgia                                                 No. 58-2277249
       (State of incorporation or organization)                        (IRS Employer Identification No.)
  -----------------------------------------------                -----------------------------------------------
                3353 Peachtree Road, NE
                Suite 1120, North Tower
                   Atlanta, Georgia                                                  30326
  -----------------------------------------------                -----------------------------------------------
       (Address of principal executive offices)                                   (Zip Code)


    If this Form relates to the registration of                    If this Form relates to the registration of
    a class of debt securities and is effective                    a class of debt securities and is to become
    upon filing pursuant to General Instruction                    effective simultaneously with the
    A(c)(1) please check the following box. / /                    effectiveness of a concurrent registration
                                            --                     statement under the Securities Act of 1933
                                                                   pursuant to General Instruction A(c)(2)
                                                                   please check the following box. / /
                                                                                                   --


Securities to be registered pursuant to Section 12(b) of the Act:

                                                                           Name of each exchange on
                Title of each Class to                                       which each class is to
                   be so registered                                              be registered
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                         None                                                        None
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Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, par value $.01 per share
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                                (Title of Class)



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Item 1.  Description of Registrant's Securities to be Registered.


                  The information required by Item 1 is set forth under the caption "Description of Capital Stock" on pages 42 to 44 of the Preliminary Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-20315), which description is incorporated herein by this reference and qualified in its entirety by reference to the Registrant's Restated and Amended Articles of Incorporation and Bylaws, each of which are attached as Exhibits thereto, which set forth in full the preferences, limitations and relative rights of each class of the Registrant's capital stock.





Item 2.  Exhibits.

                  1. A specimen certificate of Common Stock (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1, File No. 333-20315).

                  2. Restated and Amended Articles of Incorporation of the Registrant.

                  3.       Bylaws of the Registrant.



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      AHL SERVICES, INC.


                                      By: DAVID L. GAMSEY
                                          ------------------------------------
                                          David L. Gamsey
                                          Chief Financial Officer
                                          and Secretary


Dated: March 3, 1997


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                                    Exhibits


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Exhibit                                                                             Page
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   1     A specimen certificate of Common Stock (incorporated by reference to
         Exhibit 4.1 to the Company's Registration Statement on Form S-1, File
         No. 333-20315).

   2     Restated and Amended Articles of Incorporation.

   3     Bylaws of the Registrant.


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